Equity Financing Transactions (Tables)	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Summary of Proceeds Received from Financial Transactions

During the six months ended June 30, 2013 the Company’s publicly traded subsidiaries, Teekay Offshore and Teekay LNG completed the following public offerings, equity placements and equity issuances under continuous offering programs:

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
Six Months ended June 30, 2013
Teekay Offshore Direct Equity Placement	61,224	(1,224)	(46)	59,954
Teekay Offshore Preferred Units Offering	150,000	—	(5,079)	144,921
Teekay Offshore Continuous Offering Program	2,819	(59)	(53)	2,707
Teekay LNG Continuous Offering Program	5,383	(108)	(456)	4,819